EXHIBIT 10.8

House Lease Contract (English Translation)

Shenzhen rental management office system

Registration of Rental Contracts (for the Record) to be Notified

Registration for house lease contract (for the record) information to be submitted：

(1) Real estate ownership certificate or proof of their property rights (the right to use) and other valid documents (available in original and a copy left)

(2) The lessor, the lessee identity or legal qualifications, including

1. Individual

Mainland residents: Identification or other valid proof of identity
Hong Kong, Macao or Taiwan residents: Mainland Travel Permit for Hong Kong and Macao Residents, Mainland Travel Permit for Taiwan
People from abroad: Passport (residence permit or entrance visa)
All above shall be available in original and a copy left.

2.           Units

Business license (social credit code), Army documentations, proof of abroad enterprises for legal business (available in original and a copy left), the said proof shall be attached with translation. Provided that the proof failed to be authorized by the relevant functional departments in China, it shall be notarized or certified by the embassy

(3) Whereas it is a sharing house, proof of co-owners’ consent for renting shall be provided.

(4) authorized the commission

1. The property rights of individuals: it is required to present valid ID card of the principal and entrusted agent (check the original and keep a copy) and the power of attorney (original), the principal shall set out in the power of attorney the entrusted matters and place of signing; If fail to get the original ID card of the principal, then the copy of the ID card signed by the said principal shall be required. The power of attorney signed by the parties outside China shall be notarized and certified as required.

2.The property rights of units: If the operator is not the legal representative or person in charge, the power of attorney (original) of the legal representative or person in charge shall also be required. The principal shall set out the entrusted matters and the place of signing on the power of attorney. The power of attorney signed by the parties outside China shall be notarized and certified as required.

(5) Rental contract

LEASE AGREEMENT

Lessor (Party A): Beijing Na Sheng Hong Sale and Service Center
Housing information No.: 201200070450
Address: Fenghuang Beili No. 2, Yanshan, Fangshan District, Beijing City
Zip code:                   Phone:
Social credit code and valid ID card No.:
Entrusted agent:
Address:
Zip code:                   Phone:
Social credit code and valid card No.:

Lessee (Party B):  Shenzhen Portercity Investment and Management Co., Ltd.
Address: Room 1209, Building 125, Internet Industrial Park, No. 68 Guowei Road, Liantang Street, Luohu District, Shenzhen City.
Zip code:                   Phone:
Social credit code and valid ID card No.: 91440300067191075C
Entrusted agent:  Zhenquan Li
Address:
Zip code:                   Phone:  18666201557
Social credit code and valid card No.:  1504021955100031X

Based on “Contract Law of the PRC”、” Urban Housing Management Law of PRC”、 “Management on the Leasing of Commodity Houses” “Shenzhen People’s Congress Standing Committee Resolution on Strengthening the Responsibility of House Leasing Security”, both Parties to conclude the contract.

Article I
Party A plans to rent house located in Shenzhen, ____Luohu____ District
_36th Floor, Shenzhen Development Center,  #2010, Renmin South Road__ (hereinafter referred to as rental house)  to Party B to use.
Rental housing a total of ___1678.75____ square meters floor area; Owner of the property or legal person for the use of the house:_Beijing Institute of Petrochemical _; Real estate ownership certificate number or number of other valid documents to prove their property rights (the right to use): _Shen Fang Di Zi No. 200038173           ;

Article II Unit rental housing per square meter per month RMB ___75______  yuan  (In capital: yuan), the monthly total amount of rent  RMB__125906.25_______  Yuan (in capital One Hundred Twenty-Five Thousand And Nine Hundred and Six Point Tow Five :yuan).

Article III
Party B shall delivery the first phase of the rent before __2th  Day     __Dec._ month__2017__  year ,Amount of RMB__125906.25_____  yuan (In capital :__One Hundred Twenty-Five Thousand And Nine Hundred And Six Point Tow Five__ yuan).

Article IV
√
Party B shall:
口   before _5th___Day Per month;
口   before_______Day per certain month per quarter;
口   before _______Day per certain month per half year;
口  before _______Day per month per year; Pay rent to Party A; Party B   shall issue a tax invoice while  charge rent.
 (Two parties should work together to choose one from the above four ways , and mark “√” in the “□”)

Article V
The rental period for Party B is from   _1st_day_Dec._month__2017__year to __28th  day_Feb. month__2023__year.
Period stipulated in the the preceding paragraph shall not exceed the approved term for land use, the excess is invalid.

Article VI
The use of rental houses: ____office_________.
Party B’s purpose for the house  should conform with the real estate ownership certificate, and shall not be allowed to change unless approved by related departments.

Article VII
Party A shall deliver the house to Party B prior to _1st_day __Dec.___month __2017___year and go through the transfer procedures.
If Party A fails to delivery the rental house in the preceding paragraph in time, Party B may request extend the duration of the contract, both parties should sign  in written  contract to confirm and report to the registration authorities.

Article VIII
When delivering the house, both parties should confirm the situations of  current status of facilities, property and other subsidiary and set out in the attached supplementary page.

Article IX
Party A could charge ___two__months’ rent (not exceed three month) as deposit for lease when delivering the rental house. ie. RMB_251812.5____yuan (In capital:  two hundred and fifty-one thousand eight hundred and twelves point five yuan).
Party A shall issue a receipt for Party B after collecting down payment for lease.
Party A shall return the deposit for lease under the condition that:

    1、 lease expires
    2、 pay up rent, administration fee and utilities upon the expiry of the lease
3、 deposit does not offset the rent

√
口 Meets only one of the conditions.
口 All meet
(The two parties should choose one option, and mark “√”in the “□”.)

The method and time for returning the deposit: within 5 days upon the expiry and returning of the house.
Party A may not return deposit under the following circumstances:
   1、 term for lease does not expire
   2、 fail to pay up rent, administration fee and utilities upon the expiry of the lease
   3、 deposit offsets the rent

Article X
Within the leasing period, Party A responsible for the payment of the land use for the rental house  and taxes incurred on rental, ____nil____fee ,__nil_____fees. Party B is responsible for the timely payment of rental housing, utilities, sanitary and cleaning costs, housing (building) property management fees ,_____nil__ fees incurred from the use of rental housing.

Article XI
Party A shall ensure that the delivery of rental house and ancillary facilities to achieve purpose of the lease, and to ensure their safety compliance with the relevant laws, regulations or regulatory requirements.

Article XII
Party B shall use the house and ancillary facilities in proper way, and shall not engage in any illegal use;  Party A shall not interfere in any normal and proper use of the rental house of Party B.

Article XIII
Within the leasing term, provided that any damage or malfunction of the rental house or its ancillary facilities does not caused by the default of the Party B, hindered the safety and affect the normal use, Party B shall timely notify Party A and promptly take every possible effective measure to prevent the damage; Party A shall repair or entrust Party B to repair within __nil_ days upon the receipt of the notice; if Party B fail to notify Party A or the Party A fail to perform its obligation to repair within the aforesaid stipulated time, Party B shall on Party A’s behalf to repair.

In the case of emergent situation and shall repair immediately, Party B shall on behalf of Party A to launch timely repairing in advance and notify Party A thereafter.

Repairing costs occurred in the above two cases (including the reasonable costs paid by Party B on behalf of Party A to prevent the further expansion of the damages.) shall be borne by Party A. if Party B fail to perform its obligation to conduct timely repair in the above two cases and fail to timely notify Party B or fail to take effective measures to prevent the damage and make which cause further losses, the further expansion of the repairing fee shall be borne by Party B.

Article XIV
Improper or unreasonable use of the rental house by Party B led to any damage of the house or the ancillary facility or result in any cases that hinder the safety and affect the normal use of the facility, in which party B shall be responsible for repairing or compensate and timely notify Party A.

If Party B conducts any alteration and changes to the construction, decoration or install any equipment, or conduct any room design or apply any materials that affect the structure of the house, Party B shall take action only after Party A give written consent. Upon the expiry of the leasing term or surrender of tenancy due to Party B’s default, unless otherwise stipulated by both parties, Party A is entitle to choose any of the following option:
□ Be the owner of all the decoration made by Party B;
□ Require Party B to restore the house as what it should be originally;
□ Charge from Party B regarding the fee for restoring the house;
(both Parties should commonly choose one option, and mark “√” in the “□”)

Article XV
□During the leasing period, Party B may sublet all or part of the leased property to others, and register in the competent authority. But the sublease shall not exceed the term of the lease contract;
□During the leasing period, Party B may sublet all or part of the leased property to others via the written consent given by Party A to  register in the competent authority. But the sublease shall not exceed the term of the lease contract;
□During the leasing period, Party B shall not sublet all or part of the leased property to others.
(The two parties should choose one option, and mark “√”in the □ )

Article XVI
Within the validity of the contract, Party A need to sublease all or part of the property, it shall inform Party B one month prior the sublease via written notice, Party B would have the preemptive right to purchase under the same circumstance. Party B shall response to Party A within __nil____ working days upon the receipt of the written notice from Party A, overdue may be deemed as waiver.

Article XVII
During the validity of the contract, if one of the following occurred, this contract is allowed to rescind or modify.
(1) Force majeure cause the contract unable to be performed;
(2) Expropriated, retrieved or dismantled by government;
(3) Jointly agreed by both Parties;

Article XVIII
With respect to any losses caused by any of the following, Party A could:
□1.  require Party B restore the house as what is supposed to be originally
□2.  claim Party B for compensation for damage
□3.  have right not to refund the rental deposit.
□4.  require Party B to pay the liquidated damage of __nil_____ RMB （in capital: nil）

(both Parties choose from the four options, while the item 3 , 4 cannot be chose at the same time; mark “√”in the “□” )
(1) Late payment of rent up to _15_days(__half_months) or more by Party B
(2) Party B ‘s late payment may result in the loss of Party A up to _nil__ yuan or more;
(3)  Party B lease the house for illegal business and bring harm to the public or others;
(4)  Party B change the structure or the function of the house at its own discretion.
(5) Party B violates the provisions of Article XIV of the contract, does not assume responsibility for maintenance or to pay maintenance costs, resulting in severe damage to house or equipment;
(6) Party B renovates rental house without consent and approval of party A and related departments;
(7)  Party B sublease the leased house to a third person;
In addition Party B held responsible for damages or breach of contract, Party A could terminate the contract based on the above circumstances, or make changes to the terms of the contract. Notice for Termination of the contract shall legally sent to the other party, Party A is entitle to unilaterally apply for writing off the rental record.

Article XIX
One of the following circumstances occurred, Party B may make the resulting loss  to the Party A
□1. to claim damages from Party A;
□2. Party B requests double rental deposit refund;
□3. Party A pay liquidated damages of _______RMB （in capital:______）
(both Parties should jointly negotiated and choose one, while item 2,3 could not be chose at the same time; mark “√” in the “□”)
(1)Party A____days of delay in delivery of rental housing ,(_____months) or more;
(2)Party has violated Article XI of the contract agreement, Party B can not achieve the purpose of renting;
(3)Party A has violated the provisions of Article XIII of the contract, does not assume responsibility for maintenance or to pay maintenance costs;
(4)Party A’s reconstruction, expansion or renovation of  rental house without the consent or approval of Party B and certain departments.
(5) Party A unilaterally rescind or terminate the contract in advance without proper reason;

In addition Party A held responsible for damages or breach of contract, Party B could terminate the contract based on the above circumstances, or make changes to the terms of the contract. Notice for Termination of the contract shall legally sent to the other party, Party A is entitle to unilaterally apply for writing off the rental record.

Article XX
After the termination of this contract, Party B shall shortly move out and return the rental housing within__3__days and ensure the integrity ancillary facilities (except for normal use that cause damage), and Party B shall bear the settlement of the fees and complete the transfer procedures.
Whereas Party B does not move out of rental house or return the house, Party A has the right to retrieve the house, and charge double rent from Party B as compensation regarding the overdue date .

Article XXI
upon the expiry of the term for lease, Provided that Party B need renew the contract for lease, it shall come out with its requirement 3 months prior the expiry. Under the same circumstance, Party B shall have the preemptive right to lease the house.
Whereas both Parties agreed on the renewable contract, a new lease contract is needed to enter into and register in the related competent authorities.

Article XXII
Party A and Party B shall sign the “Liability Statement on Shenzhen City Housing Leasing Safety Management”. The rental house provided by Party A should meet the standards and conditions for safe use without any potential safety hazard. Rental buildings, fire-fighting equipment, gas facilities, power facilities, entrances and exits, etc. should be consistent with the municipal government safety regulations, fire safety, public security, environmental protection, health and other regulatory requirements or standards. Party B should strictly follow the government functions and regulations of the safety, fire, law and order, environmental protection, health and other regulatory requirements or standards of use of rental housing, and an obligation to ensure that rental housing exist no security risk in the course of usage. Both parties must be consciously performed the provisions of this contract, if one party breach of contract, it shall assume the corresponding liability for the breach according to the contract.

Article XXIII
Other unaccomplished matters in relation to this contract shall otherwise agreed in the appendix, which shall be signed by both Parties and be deemed asan integral part of the contract with equally authentic effect.
Any Modification Agreement reached by both Parties regarding the contract in the duration of the term of the contract, both Parties shall register in the registration authority within 30 days upon the Modification Agreement is made.

Article XXIV
Disputes of this contract should be settled through negotiations; negotiation fails, the registration authority can be brought to the mediation of the contract; mediation fails, may apply to
√
□ Shenzhen International Arbitration Institute for arbitration;
□ Shenzhen Arbitration Commission for arbitration;
□ People’s court where the rental house located;

（ Both parties choose a dispute resolution above , and the mark “” in the appropriate “□”)

Article XXV
Both Parties shall send or post the documents to the other Party in accordance with the following address:

Address of Party A:

Address of Party B:

If the above addresses fail to reach agreement, the addresses noted when signing the contract shall prevail.

Written notice for the changes of the address shall remain effective. The notice or documents posed by one Party to the other Party via the address shall be deemed as reached. If documents were returned to the above address, the day for return shall be deemed as the day for reach.

Article XXVI
the contract shall come into force upon the day of signing.

Article XXVII
Contract written in Chinese shall be deemed as original.

Article XXVIII
The contract is made in triplicate, held by Party A, Party B, registration authority respectively.

Party A (Signature): (Company Seal)
Legal representative: /s/ Wang Yongzhong
Phone:
Bank account number:     Beijing Yanshan Branch of CCB
11001007100056022688
Attorney (Signature):

Date:   Nov. 27th, 2017

Party B (Signature): (Company Seal)
Legal representative:  /s/ Zonghua Chen
Phone:
Bank account number:
Attorney (Signature): /s/ Zhenquan Li

Date:    Nov. 27th, 2017